Exhibit 99.2

Presentation Outline for RBC Capital Markets North American Energy Conference June 5-7, 2005 in Boston

Slide 1 - Multi-Play, Multi-Pay In the Maverick Basin RBC Capital Markets North American Energy Conference June 2005 Roberto R. Thomae, Vice President-Capital Markets

Slide 2 - Corporate Information
- Headquarters: The Exploration Company; 500 North Loop 1604 East, Suite 250; San Antonio, Texas 78232; Phone: (210) 496-5300; Fax: (210) 496-3232; www.txco.com
- Contact: Roberto R. Thomae, bthomae@txco.com
- TXCO - NASDAQ Listed
- Forward-Looking Information - Information presented herein which is not historical, including statements regarding TXCO's or management's intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include those relating to estimated financial results, or expected prices, production volumes, reserve levels and number of drilling locations. It is important to note that actual results may differ materially from the results predicted in any such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns effecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. More information about potential factors that could affect the company's operating and financial results is included in TXCO's annual report on Form 10-K for the year ended Dec. 31, 2004, and its Form 10-Q for the quarter ended March 31, 2005. These reports and TXCO's previously filed documents are on file at the Securities and Exchange Commission and can be viewed on TXCO's website at www.txco.com, copies of which are available from the Company without charge.

Slide 3 - Why Own TXCO?
-     Dominant Player in Focus Area
-     Proven Exploration Track Record
-     Experienced Exploration Team
-     Multi-Year Project Inventory
       -   Attractive mix of low-risk development and high-upside exploratory projects
-     Multi-Pay Potential from Numerous Productive Intervals
-     Average 68% Working Interest
-     Integrated Upstream/Midstream Assets

Slide 4 - TXCO Profile: Focused Growth

Inset map of Texas showing the location of the Maverick Basin along the border with Mexico.
-  Maverick Basin Focus
     -   Commanding acreage position: 727,000 gross acres (490,000 net)*
     -   3-D covers 544,000 gross acres
-  Full-cycle Exploration Company
     -   Lease g CAEX* prospect generation g drill g produce
-  Balanced Producer with Infrastructure and Operational Control
     -   40% oil
     -   60% gas
     -   91-mile pipeline system
-    2005 CAPEX Target: 60+ Wells
-   Highly Experienced Exploration Team
     -   20-30 years of professional experience
     -   Basin-specific expertise
*   See appendix for definition

Slide 5 - TXCO's Growth Strategy

Increase Shareholder Value By:
-  Developing a Multi-Year Inventory Over Large Lease Block Position in Core Area
-  Controlling Exploration/Development Activity and Timetable
-  Applying Advanced Technology to Mitigate Risk
     -   3-D seismic -- fewer dry holes
     -   Horizontal drilling -- higher production rates
     -   Ongoing -- enhanced drilling/completion methods
-  Maintaining Conservative Debt Profile

Slide 6 - TXCO Strategic Alternatives

-  We Seek Alternatives to Help Maximize TXCO's Potential in this Stage of the Cycle
-  Actively Accelerating Our Ongoing Business
-  Strategic Alternatives Include:
    -   Historical focus
         -   Increased access to and lower cost capital
         -   Teaming with well-capitalized industry partners
         -   Selling down interests in selected formations
    -   New options
        -   Merger with complementary E&P company
        -   Outright sale
-  A Sale Is Only One of Many Options!

Slide 7 - TXCO's Maverick Basin Focus Area
Map of Western United States of America with Maverick and Williston Basins indicated, and more detailed map focusing in on TXCO's Maverick Basin lease area
-     727,000-gross acre block
-     68% avg. working interest
-     75% 3-D seismic coverage
-     15+ stacked plays -- from 1,000' to 22,000'
-     Multi-year drilling inventory -- 3,000+ prospective locations

Slide 8 - Maverick Basin Acreage Growth, 75% Seismic Coverage
Map of TXCO's Maverick Basin leases with seismic coverage areas marked indicating coverage on TXCO lease block and on adjacent acreage and leases acquired February 2005.
-      Dominant acreage position
        -   666,000 acres leased
        -   61,000 acres under option
-      Strong infrastructure
-      Operational synergies
-      Early acreage aggregator
-      1,100+ square mile block
-      Overlaid by 900+ square miles 3-D seismic database

Slide 9 - TXCO's Pipeline/Marketing Synergy
Map of pipeline superimposed over Maverick Basin lease map, indicating TXCO acreage, TXCO's Maverick-Dimmit Pipeline System, Area Pipelines, Compression stations and Delivery points, as well as indicating the relative location of the Eagle Pass and Carrizo Springs communities and Mexico.
-     91-mile system provides:
       -  Higher netback
       -  Market access
       -  Ongoing cost savings
-     77% CAGR in throughput volumes, 2002-2004
-     35 MMcfd current capacity
-     50% capacity utilization
-     100 MMcfd capacity potential
-     Enhanced basin-wide production monitoring

Slide 10 - Maverick Basin: Prospect Rich
Drawing showing the relative positions of the following geologic formations:  Escondido/Olmos, Olmos CBM, San Miguel, Anacacho, Austin Chalk, Eagle Ford, Buda, Georgetown, Pryor, McKnight, Glen Rose, Pearsall, Sligo and Jurassic.
-     Maverick Basin has 20+ productive zones

Slide 11 - TXCO Operational Snapshot

-  811,000 Gross Acres in Leasehold/Options
   -  Maverick Basin -- 727,000 acres (490,000 net)
   -  Williston Basin -- 84,000 acres (83,000 net)
-  YE 2004 Reserve Make Up
   -  37.9 Bcfe -- 61% Proved Developed
      -  47% Gas -- 17.7 Bcf -- Up 13%
      -  53% Oil -- 3.4 MMBbls -- Up 62%
      -  PV-10 -- $80.8 million
          -   Price deck: $38.50/Bbl oil, $5.82/MMbtu gas
      -  33% increase over YE 2003
-  Total 2004 Oil and Gas Sales
   -  4.9 Bcfe -- cumulative sales volumes*
   -  13.4 MMcfe -- average daily sales volumes*
      -  60% Gas
       -  40% Oil
       - 95% from Maverick Basin
*   See appendix for definitions

Slide 12 - 2005 CAPEX Guidance: Multi-Play, Multi-Pay

Slide contains two charts: 1) a pie chart showing budget dollars, number of wells and % for three focus areas and Other; and 2) a bar chart titled 5-Year CAPEX/Drilling Mix.
-      Updated 2005 CAPEX Range: $26 to $33 million
-      60+ proposed wells
1)     Glen Rose Porosity/Shoals -- 6 Wells + 3 Re-entries -- $3.4 million -- 13%; Georgetown --
        34 Wells + 1 Re-entry -- $16.9 million -- 63%; Other -- 6 Wells -- $3.3 million -- 13%; and San          Miguel -- 12 Wells -- $2.8 million -- no % shown.
2)     Bar chart showing new wells, drilling and other components of CAPEX by year for the period
        2001 through 2004 and estimated for 2005.
                              Number          CAPEX            New drilling as a
              Year        of wells            budget                 % of CAPEX
               2001            25             $17.8 million                 73%
               2002            37             $27.1 million                 52%
               2003            71             $37.5 million                 82%
               2004            69             $41.7 million                 92%
               2005E          60+E         $26+ million                  95%

Slide 13 - Multiple Plays -- Varied Risk Profiles
Pie chart showing Risk components of 2005 drilling as a % of the drilling program.
-     Low Risk - 90%, San Miguel, Georgetown Fracture and Glen Rose Shoal
-     Medium Risk - 7%, Olmos/CBM, Glen Rose Reef and Glen Rose Porosity
-     High Risk -  3%, Pearsall, Sligo and Jurassic

Slide 14 - Georgetown Fracture Play: Repeatable Success?
-      Unconventional Gas -- Resource Play
-      Horizontal Drilling -- 3-D Seismic Defined
-      43 Overall Well Completions -- Post Coherency
-      Estimated Cost Per Well: $550,000 to $1.1 million
-     Gross Reserves Targeted/Well:
       -  Gas -- 1 Bcfe +/-
       -  Oil --  50 +/- MBbls
-     500,000+ Acres Prospective for Georgetown
       -  350,000 +/- acres with 3-D seismic/coherency coverage
       -  Target depth 2,500' to 6,500'

Slide 15 - Georgetown Fracture Play: Repeatable Success
Picture of seismic for Comanche and Hollimon Prospects indicating a 34-mile span. Ellipses with shading indicate TXCO and Non-TXCO Drilled locations.
-     Prospective acreage -- 314,000+ Acres
-     20 of 32 producing horizontal wells
-     11 in progress/recompletion
-     1 drilling currently

Slide 16 - Georgetown Fracture Play: Repeatable Success
Same picture as on Slide 15 with indicators added for Potential locations and outline indicating acreage leased in early 2005.
-     Predominantly gas-charged, blanket formation
-     300+ drillable prospects -- 50% WI
-     Typical cost/well: $1 million +/-
-     Targeted reserves/well: 1.0 Bcfe +/-

Slide 17 - Georgetown Fracture Play Update
-      2005 Drilling Program
       -   Initial CAPEX -- $16.9 million, 34 wells + 1 re-entry
            -   Pending ongoing rig availability
       -   12 wells drilled 2005 to date:
                 -  4 gas wells
                 -   1 gas well awaiting pipeline
                 -   2 oil wells
                 -   5 wells in progress/recompletion
-      30 Wells Drilled in 2004
       -   10 gas wells
       -    9 oil wells
       -    1 mechanical failure
       -   30 wells in progress/completion

Slide 18 - Glen Rose:  3 Plays in One
Picture of seismic data for a portion of the lease block with wells drilled for 2002 through 2005 marked.
-   Numerous prospective wells in 3 plays. Porosity -- Reefs -- Shoals.
-   Glen Rose Porosity
      -    20 or 30 well completions to date
      -    1 currently drilling
-   3-D/2-D seismic defined
-   Reserves targeted/well
      -    Reefs/Shoals - 2 +/- Bcfe
      -    Porosity - 100 to 400 MBbls
-    Drilling costs
      -  Vertical -- $550,000 to $750,000
      -  Horizontal -- $920,000 to $1.1 million

Slide 19 - Glen Rose Drilling Update
-      2005 Drilling Program
       -   Initial CAPEX -- $3.4 million, 6 wells + 3 re-entries
            -  3 wells drilled 2005 to date
                 -  1 Porosity oil well
                 -  1 Porosity re-entry in completion
                 -  1 Porosity currently drilling
-     22 Overall Wells Drilled/Re-entered in 2004
       -   17 wells completed
            -  10 Shoal gas wells
            -  2 Reef gas wells
            -  2 Porosity oil wells
            -  3 Georgetown recompletions
       -   5 wells in progress/recompletion

Slide 20 - Pearsall Blankets TXCO Leases
Lease location map for leases prospective for Pearsall.
-      Unconventional gas play
-      Blanket presence
-      Overpressured formation
-      Horizontal drilling and fracturing
-     3-D seismic coverage
-     Net unrisked potential -- 1.75 Tcfe

Slide 21 - Pearsall Hydrocarbon Distribution Map
Map with the following items labeled:
-       Early Wells, No Pipeline, Normal Pressure
-       F @ 1.4 MCFG, +9 BC/hr, 4,000 #, FTP
-       39 MMCFG, 796 BC, Normal Pressure
-       2 MMCFG, 74 BC
-       7 MMCFG, 203 BC
-       Chittim Field, 2,535,388 MCFG, 86,927 BC, 10 Wells, High Pressure
-       Los Cuatros Field - 19,423 BCFG, 170,172 BC, 44 Wells, High Pressure
-       55 MMCFG
-       High Pressure, 18.4# Mud
-       Strong Show, High Pressure
-       80' Flare, Reported Good Well

Slide 22 - Austin Chalk Oil Play
Lease location map with leases prospective for Austin Chalk highlighted.
-      Blanket presence
-      3-D seismic defined
-      Horizontal drilling
-      Net unrisked potential -- 60.9 MMBbls

Slide 23 - Maverick Basin Austin Chalk Potential
Map with the following items labeled:
-       Well locations labeled with 586 BO, 6,700 BO, 1301 BO, 158,587 BO, 1,338 BO,
              5,131 BO, 4,873 BO, 48,998 BO and 89,000 BO, respectively.
-       Seismic Line PEC 92-1
-       Austin Chalk Structure Map Outline
-       Seismic Line 90-1

Slide 24 - Reserve Growth and Replacement Rates Outperform Smallcap Universe
Slide contains two charts: 1) Rolling 3-Year Production Replacement, and 2) Total Proved Reserves* -- 37.9 Bcfe, 61% PDP.
Chart 1 is a bar chart showing production replacement by 3-year periods from 2001 through 2004, and an industry composite:    2001-2003 -- 287%; 2002-2004 -- 279%; and J.S. Herold 205%.
-     J.S. Herold's Smallcap Universe replacement rate was 205% during 2001-2003
-     Primarily organic growth
-     Texas reserves above 7,000 ft.
Chart 2 shows reserves in Bcfe by formation in layers, for the period from 2000 to 2004, for:
     Georgetown - oil; Georgetown - gas; San Miguel - oil; Glen Rose - oil; Glen Rose - gas;
     Escondido - gas; Other Formations; and, Williston Basin - oil. The chart shows the growth in gas      reserves in the Glen Rose and Georgetown formations and the growth in oil reserves from the San      Miguel, Georgetown and Glen Rose formations. Also indicates ending 2004 reserves at 37.9 Bcfe.
-     61% CAGR in proved reserves over the period presented
*  See appendix

Slide 25 - TXCO Outperforms Smallcap Universe
Slide has two charts: 1) Rolling Gross Profit Return-On-Investment Ratio*, and 2) Drillbit F&D Costs*.
Chart 1 is a bar chart showing Return on Investment Ratios by 3-year periods from 2000 through 2004.
   Drillbit only: 2000-2002 -- 145%; 2001-2003 -- 192%; and 2002-2004 -- 207%.
   All sources: 2000-2002 -- 121%; 2001-2003 -- 137%; and 2002-2004 -- 141%.
Chart 2 is a bar chart showing Drillbit Finding & Development costs per Mcfe by 3-year periods from 2000 through 2004, and an industry composite.
       2000-2002 -- $1.41; 2001-2003 -- $1.59; J.S. Herold -- $2.86; 2002-2004 -- $1.80.
J.S. Herold's Smallcap Universe spent $2.86/Mcfe to replace reserves by drillbit during 2001-2003.
*   See appendix for definitions

Slide 26 - TXCO's Production Diverse, Growing
Slide contains two charts: 1) Average Daily Sales Volumes* and 2) 2004 Oil and Gas Sales by Play.
Chart 1 is a bar chart showing Average Daily Sales Volumes* in MMcfed by year and first quarter 2005, as follows: 2001 -- 8.1; 2002 -- 12.0; 2003 -- 13.2; 2004 -- 13.4, 1Q05 -- 12.7.
Chart 2 is a pie chart showing the relative sales in Bcfe from major plays during 2004, as follows:   Glen Rose Gas -- 1.8 Bcfe -- 37%; Glen Rose Oil -- 0.8 Bcfe -- 16%; Georgetown Gas -- 1.1 Bcfe -- 22%; Georgetown Oil -- Bcfe and % not shown; San Miguel -- 0.6 Bcfe -- % not shown; Williston, Escondido Gas, CBM Gas and Other -- Bcfe and % not shown.
-     2004 Cumulative Sales -- 4.9 Bcfe
*  See appendix for definition

Slide 27 - Record Cash Flows -- Low Debt
Slide contains two charts: 1) Cash Flows Continue Growth, and 2) Conservative Debt/Cap Ratio*.
Chart 1 -- Bar chart showing EBITDA, EBITDAX and Cash Flows for 1998 through 2004 in $ millions,    and indicating increasing liquidity.
Chart 2 -- Line chart indicating Total Capitalization by year for 1999 through 2004 and for 1Q05, in $    millions, and indicating Stockholder Equity and percentages for Debt-Bank and Other (21.5%) and    Debt-Preferred Stock (11.8%) for 1Q05.
    *  See TXCO's Web site for non-GAAP reconciliations.
    See appendix for definitions.

Slide 28 - TXCO Capitalization

Bar chart titled Rising Proved Reserves Per Share per Mcfe with data by year, as follows:
   2000 -- 0.32, 2001 -- 0.73, 2002 -- 1.23, 2003 -- 1.33, and 2004 -- 1.40, and indicating a 45%    compound annual growth rate.
-      $174 Million Enterprise Value at June 1, 2005*
-      28.4 Million Common Shares Outstanding
-      $16 Million in Redeemable Preferred Stock
-      $20.4 Million Outstanding at March 31, 2005 on Reserve-Based Credit Facility
-      Current Ownership
        -   Institutional -- 41%
        -   Insider -- 20%
*  See appendix for definition

Slide 29 - TXCO Comparative Stock Performance

Chart shows stock performance for TXCO, TXCO Peers, S&P 500 and Dow Jones by month for 2002 through May of 2005. Beginning and ending prices for TXCO were labeled as $3.50 and $4.20, respectively. Significant peaks in the TXCO stock performance graph are labeled, as follows:
-      Mid-2002 -- Glen Rose Porosity Oil Discovery
-      Late 2003 -- Jurassic Drilling
-      Late 2004 -- Analyst Coverage

TXCO -- The Exploration company; TXCO Peers -- BEXP, CRZO, CWEI, DBLE, EPEX, GSX, ABP, MCF, NGAS, PLLL, PQUE; Standard & Poor's 500 Stock Index; Dow Jones Industrial Average
Source: Bloomberg

Slide 30 - TXCO's Net Unrisked Potential In the Maverick Basin -- All Zones
                                                        Net Unrisked
       Maverick Basin Play               Potential (Bcfe)
Current Plays:
     Georgetown Gas                             279
     Georgetown Oil                              247
     Pryor -- Lower Georgetown           541
     Glen Rose Porosity                           75
     Glen Rose Reef                                 28
     Glen Rose Shoal                                 9
     Pena Creek San Miguel                    13
Future Plays:
     Pearsall                                        1,751
     CBM                                           1,083
     Heavy Oil                                    1,110
     Jurassic                                           925
     McKnight                                       472
     Austin Chalk                                   365
     Buda                                               265
     Eagleford                                        265
     Sacatosa South -- San Miguel         111
     Escondido/Olmos                             12
                                                         7,551

                        TXCO Potential   --  7.55 Tcfe
                                                            =======

Slide 31 - Why Own TXCO?
-     Dominant Player in Focus Area
-     Proven Exploration Track Record
-     Experienced Exploration Team
-     Multi-Year Project Inventory
       -   Attractive mix of low-risk development and high-upside exploratory projects
-     Multi-Pay Potential from Numerous Productive Intervals
-     Average 68% Working Interest
-     Integrated Upstream/Midstream Assets

Slide 32 - Multi-Play, Multi-Pay In the Maverick Basin Visit us on the Web at www.txco.com

Slide 33 - Appendix
-   Acreage position -- Gross/net mineral acres held under lease or option
-   Average daily sales volumes -- Sales volumes approximate field production volumes after the impact of fuel, shrink, venting and/or downtime related to pipeline curtailment, amine/processing plant capacity, weather, compression, or routine repairs and maintenance.
-   Tcfe/Bcfe/MMcfe/Mcfe -- Trillion cubic feet equivalent/Billion cubic feet equivalent/Million cubic feet equivalent/Thousand cubic feet equivalent
-   CAGR -- Compound annual growth rate
-   Cash Flows -- Net cash provided by operating activities
-   Computer-assisted exploration (CAEX) -- The use of advanced computer technology to compile and assemble seismic and geologic data into a visualization of underground formations. This greatly increases the ability for exploration companies to pinpoint and tap hydrocarbons, while minimizing the total number of wells drilled.
-   Debt-to-Capitalization Ratio -- Total debt over (total debt plus total stockholder equity)
-   Drillbit Finding and Development Costs -- Per Mcfe, including exploration costs and actual drilling costs incurred compared to the volume of new reserves added, prior to any revisions in engineering estimates.
-   Ebitdax and Ebitda -- See the Investor Relations section of the Company's Web site at www.txco.com for a reconciliation of non-GAAP financial measures.
-   Enterprise value -- Diluted shares (assuming exercise of all outstanding options and warrants), times share price, plus debt, plus preferred equity, less cash and equivalents.
-   Gross Profit -- Oil and gas revenues less operating expenses and G&A costs
-   Gross Profit Return on Investment -- Gross Profit divided by Finding and Development Costs
-   MBbls/MMBbls - Thousand/million barrels of oil
-   MMcfd -- Million cubic feet of gas per day
-   Mcf -- Thousand cubic feet of gas
-   Total Proved Reserves -- Reserve estimates by independent reservoir engineers.